                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of report: July 8, 1999
                    Capita Equipment Receivables Trust 1997-1


    A New York                Commission File              I.R.S. Employer
    Corporation                NO. 333-34793                No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973)606-3500

Item. 5  Other
Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report

Determination Date:          July 8,  1999     Payment Date:   July 15, 1999
Collection Period:           June 30, 1999


           I.    Information Regarding the Contracts

               1.  Contract Pool Principal Balance
                   a.       Beginning of Collection Period                      $ 576,388,773.01
                   b.       End of Collection Period                            $ 547,878,686.90
                   c.       Reduction for Collection Period                     $  28,510,086.11
               2.  Delinquent Scheduled Payments
                   a.       Beginning of Collection Period                      $  12,066,094.00
                   b.       End of Collection Period                            $  10,981,097.38
               3.  Liquidated Contracts
                   a.       Number of Liquidated Contracts
                            with respect to Collection Period                                612
                                                                                             ---
                   b.       Required Payoff Amounts of Liquidated Contracts     $   2,985,460.69
                   c.       Total Reserve for Liquidation Expenses              $              -
                   d.       Total Liquidation Proceeds Received                 $     237,801.17
                   e.       Liquidation Proceeds Allocated to Owner Trust       $     216,999.84
                   f.       Liquidation Proceeds Allocated to Depositor         $      20,801.33
                   g.       Current Realized Losses                             $   2,768,460.85
               4.  Prepaid Contacts
                   a.       Number of Prepaid Contracts with respect
                            to Collection Period                                             547
                                                                                             ---
                   b.       Required Payoff Amounts of Prepaid Contracts        $   2,888,926.13
               5.  Purchased Contracts (by TCC)
                   a.       Number of Contracts Purchased by TCC with
                            respect to Collection Period                                       0
                                                                                             ---
                   b.       Required Payoff Amounts of Purchased Contracts      $              -

6.  Delinquency Status of Contracts (End of Collection Period)

                       ------------------------------------------------------------------------
                                                                           % of Aggregate
                         Number of        % of       Aggregate Required    Required Payoff
                         Contracts     Contracts       Payoff Amounts          Amounts
                       ------------------------------------------------------------------------

a.       Current          51,734         90.41%       $ 505,605,502.36         90.47%
b.       31-60 days        2,697         4.71%         $ 27,972,134.93          5.01%
c.       61-90 days        1,331         2.33%         $ 11,285,197.30          2.02%
d.       91-120 days        703          1.23%         $ 6,659,643.80           1.19%
e.       120+ days          757          1.32%         $ 7,337,305.89           1.31%
f.       Total            57,222        100.00%       $ 558,859,784.28         100.00%


7.  Historical Delinquency Experience with Respect to Contracts


-------------------------------------------------------------------------------------------------------------
                            % of                   % of                  % of                   % of
                          Aggregate             Aggregate             Aggregate               Aggregate
                       Required Payoff       Required Payoff       Required Payoff         Required Payoff
                           Amounts               Amounts               Amounts                 Amounts
  Collection
    Periods         31-60 Days Past Due   61-90 Days Past Due   91-120 Days Past Due    120+ Days Past Due
-------------------------------------------------------------------------------------------------------------
       06/30/99             5.01%                 2.02%                 1.19%                   1.31%
       05/31/99             5.77%                 2.37%                 1.10%                   1.38%
       04/30/99             5.01%                 2.11%                 0.86%                   1.09%
       03/31/99             5.41%                 2.06%                 0.92%                   1.15%
       02/28/99             5.60%                 2.08%                 1.15%                   1.24%
       01/31/99             5.46%                 2.19%                 0.94%                   1.11%
       12/31/98             5.26%                 1.86%                 0.90%                   0.93%
       11/30/98             5.07%                 1.66%                 0.78%                   0.88%
       10/31/98             3.93%                 1.32%                 0.66%                   0.98%
       09/30/98             3.98%                 1.18%                 0.62%                   0.94%
       08/31/98             3.34%                 1.23%                 0.53%                   0.60%
       07/31/98             3.28%                 1.12%                 0.52%                   0.85%
       06/30/98             2.76%                 1.14%                 0.58%                   0.81%
       05/31/98             3.63%                 1.12%                 0.61%                   0.75%
       04/30/98             3.46%                 1.03%                 0.63%                   0.69%
       03/31/98             3.30%                 1.26%                 0.51%                   0.63%
       2/28/98              6.09%                 1.42%                 0.59%                   0.52%
       1/31/98              3.34%                 0.96%                 0.41%                   0.26%
       12/31//97            3.17%                 0.86%                 0.36%                   0.01%
       11/30/97             2.89%                 0.49%                 0.00%                   0.00%


8.  Historical Loss Experience With Respect to Contracts

                                            ---------------------------------------------------------------------------------
                                               Collection      3 Collection      6 Collection Periods    Cumulative Since
                                                 Period       Periods Ending            Ending             Cut-off Date
                                                 June-99         June-99               June-99
                                            ---------------------------------------------------------------------------------
a.       Number of Liquidated Contracts            612            1,149                 1,921                  4,678
b.       Number of Liquidated
         Contracts as a Percentage
         of Initial Contracts                    0.809%           1.519%                2.539%                6.184%
c.       Required Payoff Amounts of
         Liquidated Contracts                 2,985,460.69     8,518,740.93         16,172,291.22          44,536,197.50
d.       Liquidation Proceeds Allocated
         to Owner Trust                        216,999.84       732,928.72           2,305,187.72          5,976,425.30
e.       Aggregate Current Realized
         Losses                               2,768,460.85     7,785,812.21         13,867,103.50          38,559,772.20
f.       Aggregate Current Realized
         Losses as a Percentage of
         Cut-off Date Contract Pool
         Principal Balance                       0.241%           0.679%                1.209%                3.362%

II. Information Regarding the Securities

    1.  Summary of Balance Information

    -----------------------------------------------------------------------------------------------------------------------------
                                    Principal Balance as of   Class Factor as of   Principal Balance as of    Class Factor as of
         Class           Coupon          July 15, 1999          July 15, 1999           June 15, 1999            June 15, 1999
                          Rate           Payment Date           Payment Date           Payment Date             Payment Date
    -----------------------------------------------------------------------------------------------------------------------------
 a. Class A-1 Notes      5.790000%             $0.00                 0.00000                  $0.00                   0.00000
 b. Class A-2 Notes      6.030000%             $0.00                 0.00000             $22,199,954.92               0.08810
 c. Class A-3 Notes      6.120000%        $148,582,216.99            0.97113             $153,000,000.00              1.00000
 d. Class A-4 Notes      6.190000%        $261,210,000.00            1.00000             $261,210,000.00              1.00000
 e. Class A-5 Notes      5.112500%         $45,837,567.29            0.43655             $48,814,911.18               0.46490
 f. Class B Notes        6.450000%         $68,820,000.00            1.00000             $68,820,000.00               1.00000
 g. Class C Notes
    (Quarterly Paying)   6.480000%         $34,410,000.00            1.00000             $34,410,000.00               1.00000
 h. Total                  N.A.           $558,859,784.28            0.48726             $588,454,866.10              0.51307


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $558,859,784.28 and the CCA Balance is $57,550,785.76.



2.  Monthly Principal Amount
    a.       Principal Balance of Notes                                                            $     588,454,866.10
             (End of Prior Collection Period)
    b.       Contract Pool Principal Balance (End of Collection Period)                            $     547,878,686.90
    c.       Monthly Principal Amount                                                              $      40,576,179.20
3.  Gross Collections
    a.       Scheduled Payments Received                                                           $      27,775,359.46
    b.       Liquidation Proceeds Allocated to Owner Trust                                         $         216,999.84
    c.       Required Payoff Amounts of Prepaid Contracts                                          $       2,888,926.13
    d.       Required Payoff Amounts of Purchased Contracts                                        $                  -
    e.       Proceeds of Clean-up Call                                                             $                  -
    f.       Investment Earnings on Collection, Note Distribution and Class C Funding Accounts     $           74,593.42
    g.       Extension Fees Allocated to Owner Trust                                               $           (2,097.32)
    h.       Total Gross Collections (sum of (a) through (g))                                      $       30,953,781.53
4.  Determination of Available Funds
    a.       Total Gross Collections                                                               $       30,953,781.53
    b.       Withdrawal from Cash Collateral Account                                               $        2,290,934.12
    c.       Total Available Funds                                                                 $       33,244,715.64
5.  Class A-5 Swap
    a.       Payment Details
             1- Class A-5 Assumed Fixed Rate                                                                   6.250000%
             2- Class A-5 Assumed Fixed Rate Day Count(30/360)                                                 0.0833333
             3- Class A-5 Interest Rate (Libor + .125%)                                                        5.112500%
             4- Class A-5 Interest Rate Day Count(Actual/360)                                                  0.0833333
             5- Class A-5 Principal Amount                                                         $       48,814,911.18
    b.       Net Payment Calculation
             1- Class A-5 Assumed Fixed Payment                                                    $          254,244.33
             2- Class A-5  Interest Payment                                                        $          207,971.86
             3- Net Class A-5 Swap Payment From/(To) the Trust                                     $           46,272.47

6.  Application of Available Funds

 ------------------------------------------------------------------------------------------------------------------
                         Item                                     Amount                 Remaining Available Funds
 ------------------------------------------------------------------------------------------------------------------
 a.       Total Available Funds                                                                      33,244,715.64
 b.       Servicing Fee                                          600,404.97                          32,644,310.67
 c.       Interest on Notes:
          i)        Class A-1 Notes                                       -                          32,644,310.67
          ii)       Class A-2 Notes                              111,554.77                          32,532,755.90
          iii)      Class A-3 Notes                              780,300.00                          31,752,455.90
          iv)       Class A-4 Notes                            1,347,408.25                          30,405,047.65
          v)        Class A-5 Swap Net Settlement                 46,272.47                          30,358,775.18
          vi)       Class A-5 Notes                              207,971.86                          30,150,803.32
          vii)      Class B Notes                                369,907.50                          29,780,895.82
          vii)      Class C Funding Account                      185,814.00                          29,595,081.82
 d.       Principal on Notes:
          i)        Class A-1 Notes                                       -                          29,595,081.82
          ii)       Class A-2 Notes                           22,199,954.92                           7,395,126.90
          iii)      Class A-3 Notes                            4,417,783.01                           2,977,343.89
          iv)       Class A-4 Notes                                       -                           2,977,343.89
          v)        Class A-5 Notes                            2,977,343.89                                      -
          vi)       Class B Notes                                      0.00                                   0.00
          vii)      Class C Funding Account                            0.00                                   0.00
 e.       Deposit to Cash
          Collateral Account                                           0.00                                   0.00
 f.       Amount to be applied in
          accordance with CCA
          Loan Agreement                                               0.00                                   0.00
 g.       Balance, if any, to Equity Certificates                      0.00                                      0


7. Accrued Monthly Principal and Interest Deposited into the Class C Funding Account

     Collection Period                               May-99           June-99
     Beginning Balance                                0.00           185,814.00
     Principal Deposited                              0.00              0.00
     Interest Deposited                            185,814.00        185,814.00
     ------------------                            -----------       ----------
     Total Amount Available for Distribution       185,814.00        371,628.00
     Amount Distributed                               0.00              0.00
     ------------------                               ----              ----
     Ending Balance                                185,814.00        371,628.00



8.  Quarterly Application of Available funds in the Class C Funding Account

-----------------------------------------------------------------------------------------
         Item                                    Amount       Remaining Available Funds
-----------------------------------------------------------------------------------------
a.       Total Available Funds                                        371,628.00
b.       Interest to Class C Note Holders         0.00                371,628.00
c.       Principal to Class C Note Holders        0.00                371,628.00

III. Information Regarding the Cash Collateral Account

1.  Balance Reconciliation
    --------------------------------------------------------------------------------------------------
                                                                                  July 15, 1999
                                                 Item                              Payment Date
    --------------------------------------------------------------------------------------------------
    a.       Available Cash Collateral Amount (Beginning)                           $ 60,318,112.79
    b.       Deposits to Cash Collateral Account (II.5(f))                          $             -
    c.       Withdrawals from Cash Collateral Account                               $  2,290,934.12
    d.       Releases of Cash Collateral Account Surplus
             (Excess, if any of (a) plus (b) minus (c) over (f))                    $    476,392.91
    e.       Available Cash Collateral Amount (End)
             (Sum of (a) plus (b) minus (c) minus (d))                              $ 57,550,785.76
    f.       Requisite Cash Collateral Amount                                       $ 57,550,785.76
    g.       Cash Collateral Account Shortfall (Excess, if any, of (f) over (e))    $             -
2.           Calculation of Requisite Cash Collateral Amount
    a.       For Payment Dates from, and including, the
             December  1997 Payment Date  to,
             and including, the December 1998 Payment Date
             1) Initial Cash Collateral Amount                                      $ 83,153,171.00
    b.       For Payment Dates from, and including, the
             November 1998 Payment Date until
              the Final Payment Date, the sum of
             1) 8.5% of the Contract Pool Principal Balance                         $ 46,569,688.39
             2) The Aggregate Principal Balance of the Notes
                and the Equity Certificate Balance less the                         $ 10,981,097.38
                Contract Pool Principal Balance
             3) Total ((1) plus (2))                                                $ 57,550,785.76
    c.       Floor equal to the lesser of
             1) 2% of Cut-Off Date Contract Pool Principal                          $ 22,938,806.00
                Balance ($22,938,806); and
             2) the Aggregate Principal Balance of the Notes                        $558,859,784.28
    d.       Requisite Cash Collateral Amount                                       $ 57,550,785.76


3.           Calculation of Cash Collateral Account Withdrawals
    a.       Interest Shortfalls                                                    $             -
    b.       Principal Deficiency Amount                                            $  2,290,934.12
    c.       Principal Payable at Stated Maturity Date of                           $             -
             Class of Notes or Equity Certificates
    d.       Total Cash Collateral Account Withdrawals                                 2,290,934.12

IV.    Information Regarding Distributions on Securities

 --------------------------------------------------------------------------------------------------------
           Distribution           Class A-1         Class A-2             Class A-3         Class A-4
             Amounts                Notes            Notes                 Notes             Notes
 --------------------------------------------------------------------------------------------------------
 1. Interest Due                   $      -       $    111,554.77     $   780,300.00      $ 1,347,408.25
 2. Interest Paid                  $      -       $    111,554.77     $   780,300.00      $ 1,347,408.25
 3. Interest Shortfall
 ((1) minus (2))                   $      -       $             -     $            -      $            -
 4. Principal Due                  $      -       $ 22,199,954.92     $ 4,417,783.01      $            -
 5. Principal Paid                 $      -       $ 22,199,954.92     $ 4,417,783.01      $            -
 6. Total Distribution Amount
 ((2) plus (4))                    $      -       $ 22,311,509.70     $ 5,198,083.01      $ 1,347,408.25



 -------------------------------------------------------------------------------------------------
           Distribution             Class A-5         Class B        Class C
             Amounts                  Notes            Notes          Notes           Totals
 -------------------------------------------------------------------------------------------------
 1. Interest Due                  $   207,971.86    $ 369,907.50     $      -     $  2,817,142.38
 2. Interest Paid                 $   207,971.86    $ 369,907.50     $      -     $  2,817,142.38
 3. Interest Shortfall
 ((1) minus (2))                  $            -    $          -     $      -     $             -
 4. Principal Due                 $ 2,977,343.89    $          -     $      -     $ 29,595,081.82
 5. Principal Paid                $ 2,977,343.89    $          -     $      -     $ 29,595,081.82
 6. Total Distribution Amount
 ((2) plus (4))                   $ 3,185,315.75    $ 369,907.50     $      -     $ 32,412,224.21


V.     Information Regarding Other Pool Characteristics

    ----------------------------------------------------------------------------------------------------------------
                                                           As of End of            As of End of
                       Item                                   June-99                 May-99
                                                         Collection Period      Collection Period
    ----------------------------------------------------------------------------------------------------------------
1.  Original Contract Characteristics
    a.       Original Number of Contracts                     75,651                   N.A.
    b.       Cut-Off Date Contract Pool
             Principal Balance                            $1,146,940,285               N.A.
    c.       Original Weighted Average
              Remaining Term (in months)                       46.6                    N.A.
    d.       Weighted Average Original Term
             (in months)                                       53.7                    N.A.
2.  Current Contract Characteristics
    a.       Number of Contracts                              57,222                  58,959
    b.       Average Contract Principal Balance               $9,575                  $9,776
    c.       Weighted Average Remaining Term                   31.7                    32.2

VI. Capita Equipment Receivables Trust 1997-1 Prepayment Schedule



-----------------------------------------------------------------------
Payment Date                                              Since Issue
  Period                                                      CPR
-----------------------------------------------------------------------

       1                  December-97                      -0.436%
       2                   January-98                       5.709%
       3                  February-98                       6.693%
       4                    March-98                        6.904%
       5                    April-98                        7.280%
       6                     May-98                         7.462%
       7                    June-98                         6.903%
       8                    July-98                         7.298%
       9                   August-98                        7.115%
      10                  September-98                      7.118%
      11                   October-98                       6.694%
      12                  November-98                       6.643%
      13                  December-98                       7.065%
      14                   January-99                       7.152%
      15                  February-99                       7.261%
      16                    March-99                        7.336%
      17                    April-99                        7.666%
      18                     May-99                         7.937%
      19                     June-99                        7.515%
      20                     July-99                        8.717%


VII. Purchased, Liquidated and Paid Contracts
          A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 3, 1997 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1997-1, Antigua Funding Corporation, Bankers Trust Company, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on July 15, 1999.

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                                    AT&T Capital Corporation

                                    Thomas G. Adams
                                    ---------------
                                    Thomas G. Adams
                                    Senior Vice President, Financial Reporting